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                                                                  EXHIBIT 10.24b

                       ADDENDUM TO DISTRIBUTION AGREEMENT
                                    BETWEEN
         FOX NEWS NETWORK, LLC MAD INTELLIGENT INFORMATION INCORPORATED

                               DATED JUNE 16,1997

This Addendum is to the Distribution Agreement between News America Digital Publishing, a Division of News Corporation (Provider) and Intelligent Information Incorporated (Distributor) dated June 16, 1997.

The parties, Provider and Distributor agree to the following changes in the Distribution Agreement:

1. Elimination of the first sentence under 6.b of the Term and Termination Clause "Provider may terminate this Agreement for any and no reason at any time upon ninety (90) days prior written notice to Distributor";

2. Redefinition of Content under Section a in Exhibit A of the Agreement from "Content shall be determined by Provider in consultation with Distributor" to "All Content News America Digital Publishing (NADP) provides, including, but not limited to Fox News Online, Fox Sports Online and TV Guide Entertainment Network (TVGEN)";

3. Redefinition of Exclusive under Section 2 d of the Agreement from "Provider grants Distributor a three year period of exclusivity solely with respect to the content and the Trademark license to use in the Wireless market, to start concurrent with signing of this agreement. Distributor grants Provider a three year period of exclusivity as it pertains to a cable News Channels CNN, and MSNBC" to "Provider grants Distributor a one and one half year period of exclusivity solely with respect to the content and the Trademark license to use in the Wireless market, to start concurrent with signing of this agreement or June
       16, 1997. Distributor grants Provider a one and one half year period of exclusivity as it pertains to a cable News Channels CNN, and MSNBC."; and

IN WITNESS WHEREOF, the parties have hereto hereby execute this Addendum.

News America Digital Publishing         Intelligent Information Incorporated

/s/ John Linguin                        /s/ Stephen G. Maloney
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Authorized Signature                    Authorized III Signature

John Linguin Vice President-Finance     Stephen G. Maloney, President
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Name, Title                             Name, Title

August l0, 1998                         August 20, 1998
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Date                                    Date